MINERAL LEASE AGREEMENT AND OPTION TO PURCHASE

THIS MINERAL LEASE AGREEMENT AND OPTION TO PURCHASE ("Agreement") is made effective as of the 18 day of July, 2006 ("Effective Date"), between DAVE ROWE and RANDALL STOEBERL (collectively, "Lessor"), and MGC RESOURCES INC., a Nevada corporation ("Lessee").

RECITALS

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Lessor is the owner of the unpatented lode mining claims described in Exhibit A attached hereto, which claims are located in Pershing County, Nevada (the "Premises").

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Lessor desires to lease the Premises to Lessee and to grant Lessee an option to purchase the Premises upon the terms and conditions herein set forth.

C.

Lessee desires to lease the Premises from Lessor and to hold an option to purchase the Premises upon the terms and conditions herein set forth.

AGREEMENT

FOR AND IN CONSIDERATION of the payments herein required, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee (the "Parties" and individually a "Party") agree as follows:

1.  RIGHTS GRANTED

Lessor hereby grants, demises, leases and lets to Lessee and its successors and assigns the following rights, powers and privileges:

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Premises.  The Premises, and all rights, improvements, privileges, hereditaments, and appurtenances, including all ores, minerals, waste dumps, tailings materials and mineral rights belonging or in any way appertaining to the Premises.

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Mining Rights, Land Use and Access.  Subject only to any limitations imposed by federal, state and local regulations, the free, exclusive, unrestricted and uninterrupted right of access, ingress and egress to the Premises and the right to enter upon and occupy the Premises for all purposes reasonably incident to exploring for, developing, mining (by underground mining, surface mining, strip mining or any other surface or subsurface method, including any method later developed), extracting, milling, smelting, refining, stockpiling, storing, processing, removing and marketing therefrom all ores, metals, minerals, mineral products (including intermediate products) and materials of every nature or sort ("Mineral Substances"), and the right to place, construct, maintain, use and thereafter remove such structures, facilities, equipment, roadways, haulageways, utility lines, reservoirs and waterways, and other improvements as may be necessary, useful or convenient for the full enjoyment of all of the rights granted under this Agreement.  Lessee shall have sole and exclusive custody, possession, ownership and control of all ore, rock, drill core and other Mineral Substances extracted or removed from the Premises and may sell or otherwise

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dispose thereof.  In the exercise of such rights, Lessee shall be subject only to compliance with applicable statutes, rules, regulations and the terms of this Agreement.  These rights are also granted and may be utilized conjunctively or independently for the purpose or in the course of carrying on exploration, development or mining operations on any other properties in which Lessee may have or acquire any right or interest.

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Cross Mining.  The right, if it so desires, to mine and remove any Mineral Substances existing on, in or under the Premises through or by means of shafts, openings or pits which may be sunk or made upon adjoining and nearby properties, and the right to store any Mineral Substances from the Premises upon any such properties.  In addition, Lessee may use the Premises conjunctively or independently for any shafts, openings, pits and storage areas sunk or made for the mining, removal and/or stockpiling of any Mineral Substances from any adjoining or nearby properties.  Mineral Substances taken from the Premises shall at all times be kept entirely separate and distinct from any other ore or concentrated product until the same are measured and sampled so that the rights of Lessor shall be at all times preserved and protected.

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Commingling.  The right to commingle ore removed from the Premises or products derived therefrom after treatment, with other ore or products, before or after concentration or beneficiation, so long as the data necessary to determine the weight, grade, and recoverability of both the ore removed from the Premises or products derived therefrom and the ore or products with which it is commingled are obtained by Lessee.  Lessee shall then use that data to determine Lessor's interest in minerals, metals and/or other products extracted from ores or products so mixed. Such data and determinations shall be acquired and completed in accordance with generally accepted industry practices.

E.

Water Rights.  Any and all of Lessor’s water rights on, about, under or appurtenant to the Premises or to which the Premises are riparian.

F.

Deposit of Waste Materials.  The right to temporarily or permanently deposit on or off the Premises tailings, waste rock, overburden, surface stripping materials, process solutions and all other materials originating from the Premises or from adjoining or nearby properties, even if the sole use of the Premises may be for the placement of such materials.

G.

Treatment.  The right, at Lessee’s election and in any manner it deems fit, to beneficiate, concentrate, smelt, refine, and otherwise process or treat on or off the Premises any Mineral Substances taken from the Premises or from adjoining or nearby properties by any physical or chemical method or methods.  In exercising this right, Mineral Substances may be removed to a plant or plants existing, established or maintained upon the Premises or elsewhere.

H.

Amendment and Relocation of Claims.  The right, in Lessee's sole discretion, to amend or relocate as unpatented mining claims or mill sites, in the name of Lessor, any unpatented mining claims or mill sites included in the Premises.  If Lessee undertakes any such amendment or relocation, Lessee shall use its best efforts to complete the same in compliance with applicable statutes and regulations but shall not be liable to Lessor for any act (or failure to act) by it or any of its agents in connection with the amendment or relocation of mining claims or mill sites unless such act (or omission) arises from gross negligence or is made in bad faith.

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I.

Option to Purchase.  An exclusive option to purchase the Premises pursuant to the provisions of Section 11.

2.  TERM

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Term.  The term of this Agreement shall commence as of the Effective Date and shall continue for a period of ten years thereafter unless sooner terminated or surrendered in the manner herein provided.  Lessee may extend this Agreement for an additional ten years (subject to such sooner termination or surrender) by giving notice to Lessor prior to the end of the initial ten-year period.  If at the end of the initial term or extended term Lessee is engaged in Mining Operations (as defined below), the term of this Agreement shall automatically continue for so long thereafter as Lessee continues to be engaged in Mining Operations, but the cessation of any such operations shall not cause this Agreement to terminate prior to the end of the initial or extended term or cause Lessee to lose its right to extend the term as herein provided.

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Definition of Mining Operations.  For purposes of this Agreement "Mining Operations" shall include, but shall not be limited to, development, extraction, processing, leaching or sale of ores, concentrates or derivatives retrieved through leaching of ores, produced from the Premises.  Activities off the Premises shall constitute Mining Operations when they are conducted in connection with an integrated mining operation involving the Premises and other properties in which Lessee holds an interest.  Development includes activities, including permitting, carried on diligently and in good faith preparatory to commencing or resuming operations at a mine. Lessee shall be deemed to be actively engaged in Mining Operations so long as all such operations, once begun, do not cease for a period of more than 180 consecutive days.  In the event Lessee is actively engaged in Mining Operations at the end of the initial or extended term but at any time is unable to obtain a satisfactory market or a satisfactory price for Mineral Substances and as a result suspends mining, processing or marketing operations from time to time, then Mining Operations shall not be deemed to have ceased and this Agreement shall not expire or terminate provided that Lessee notifies Lessor of such loss of market or inability to obtain a satisfactory price and diligently attempts to market Mineral Substances at a satisfactory price and recommence operations.  Mining Operations shall not be deemed to have ceased if once begun they are interrupted through Force Majeure in accordance with Section 8.  If Mining Operations have not commenced at the end of the initial or extended term because of Force Majeure conditions, the primary term shall be extended until such Force Majeure conditions cease.

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Continuation After Mining Operations.  If, at the end of the initial or extended term, Lessee is not conducting or has ceased Mining Operations, but is utilizing the Premises in support of Mining Operations on other lands, then this Agreement shall continue in force as to the lands subject to such uses and such expansions thereof as may reasonably be contemplated, as designated in good faith by Lessee, and the payment provided in Section 3.A shall be rental for such uses.

3.  PAYMENTS TO LESSOR

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Advance Royalty.  Subject to Lessee’s right to terminate this Agreement, Lessee shall pay the following amounts annually to Lessor as advance royalty:

$10,000.0 upon execution of the Agreement (for year 1 of the Agreement),

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$15,000.00 for year 2 of the Agreement, and

$20,000.00 for each year thereafter until Lessee commences the payment of production royalties pursuant to Section 3.B.

Except as to the payment made upon execution of this Agreement, advance royalty payments shall be paid annually on or before the beginning of each anniversary of the Effective Date.  All advance royalty payments shall be deductible cumulatively as a credit against actual production royalties payable to Lessor pursuant to Section 3.B and shall be credited toward the Purchase Price (as defined in Section 11.A below).  Lessee’s obligation to make advance royalty payments shall cease upon the earliest of: (i) exercise by Lessee of its option to purchase the Premises pursuant to Section 11.B; (ii) the commencement of production royalty payments pursuant to Section 3.B; or (iii) termination of this Agreement under Section 6.

B.

Production Royalty.  Lessee shall pay Lessor a production royalty of three percent (3.0%) of the Net Smelter Returns of Mineral Substances produced from the Premises and sold.  Net Smelter Returns means the proceeds actually received, or deemed to have been received in the case of refined gold and silver as described in Section 3.B(1) below, from the sale or deemed sale of Mineral Substances produced from the Premises, less the charges described in Section 3.B(2) below.  All production royalty payments shall be credited toward the Purchase Price.

(1)

If Lessee sells refined gold or silver, Lessee will be deemed to have received proceeds from the sale thereof equal to the number of ounces of refined gold or silver outturned to Lessee's account during the calendar quarter multiplied in the case of gold by the average daily London Bullion Brokers P.M. Gold Fixing during such calendar quarter and in the case of silver by the average of the daily Handy & Harmon Noon Silver Quotation during the calendar quarter.  The average price for a calendar quarter shall be determined by dividing the sum of all daily prices posted during the calendar quarter by the number of days that prices were posted.  The posted price shall be obtained from the Wall Street Journal, Reuters, E&MJ or other industry-accepted source.  Lessee shall have the right to market and sell to third parties refined gold and silver in any manner it chooses, including the sale of such refined gold and silver on the commodity market.  In this regard, Lessor shall have no right to participate in any gains and/or profits or obligation to suffer any losses accruing to Lessee as a result of forward sales, options trading, commodities futures trading or similar transactions.

(2)

Charges to be deducted from proceeds in determining Net Smelter Returns are the following:

(a)

all costs, charges and expenses paid or incurred by Lessee for treatment in the smelting and refining processes (including handling, processing, interest and provisional settlement fees, sampling, assaying and representation costs, penalties and other processor deductions);

(b)

all costs, charges and expenses paid or incurred by Lessee for transportation (including freight, insurance, security, transaction taxes, handling, port, demurrage, delay and forwarding expenses incurred by reason of or in the course of such transportation) of

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Mineral Substances from the Premises to the place or places of treatment and thence to the place or places of sale;

(c)

sales and brokerage costs on Mineral Substances for which the royalty is payable; and

(d)

sales, use, severance, net proceeds of mine, and ad valorem taxes applicable under local, state and federal law and any other tax or governmental levy or fee relating to the Mineral Substances for which the royalty is payable (other than taxes based upon income).

(3)

Royalties shall accrue quarterly (based on calendar quarters) and shall become due and payable by Lessee prior to the end of the month following the end of each quarter.  Royalty payments shall be accompanied by pertinent information in sufficient detail to explain the calculation of the royalty payment.

(4)

All statements for royalties rendered to Lessor by Lessee during any quarter shall conclusively be presumed to be true and correct after one year following the end of such quarter unless within said one-year period Lessor takes written exception thereto and makes a claim on Lessee for adjustment.  No adjustment favorable to Lessee shall be made unless it is made within the same prescribed period.

(5)

Lessor, upon notice in writing to Lessee, shall have the right to audit Lessee's accounts and records relating to the payment of the royalty for any calendar quarter within the one-year period following the end of such calendar quarter; provided, however, the making of any audit shall not extend the time for the taking of written exception to and the adjustment of accounts as provided for in the paragraph above.  All audits shall be conducted by Lessor at the office of Lessee where the relevant books and records are maintained and such audit shall be conducted during normal business hours.

(6)

If a royalty, production fee, or other payment based upon production is subsequently imposed by the United States on Mineral Substances produced from any unpatented mining claims included in the Premises (whether or not such claims are converted to some other form of property interest), the amount payable to the United States shall be deducted from the royalty payable to Lessor for such Mineral Substances pursuant to this Section 3.B, provided, however, that the royalty paid to Lessor shall not be less than the amount that would be payable to Lessor hereunder at a royalty rate of one percent (1.0%).

C.

Place of Payment.  All payments shall be made in accordance with Section 9 below.

D.

No Royalty on Test Materials.  Lessee shall have the right to mine and market amounts of Mineral Substances reasonably necessary for sampling, assaying, metallurgical testing and evaluation of the mineral potential of the Premises without incurring any obligation to make production royalty payments.

4.  TITLE MATTERS

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Representations and Warranties.  Lessor covenants and warrants to Lessee, which

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covenants and warranties shall survive any termination of this Agreement, as follows:

(1)

Lessor is the owner of the Premises free and clear of any defects, liens, claims, demands, burdens or encumbrances, subject only to the paramount title of the United States.

(2)

Lessor has the right, power and capacity to enter into and perform this Agreement and all transactions contemplated herein and any corporate or other actions required to authorize it to enter into and perform this Agreement have been properly taken.

(3)

To Lessor's best knowledge, the unpatented mining claims included in the Premises have been properly located and maintained in conformance with applicable federal, state and local laws.

(4)

To Lessor's best knowledge, all lands covered by the claims included in the Premises were open to location when such claims were located and there are no conflicts with claims owned by other parties.

(5)

Lessee shall have quiet and peaceable possession of the Premises.

(6)

Lessor will defend its title to the Premises against all persons who may claim the same.

(7)

Lessor has not committed, nor will Lessor in the future commit, any act or acts that will encumber or cause a lien to be placed against the Premises except subject and subordinate to the terms of this Agreement.

(8)

Lessor has no knowledge or information indicating:

(a)

that hazardous substances from any source (mining or otherwise) have been released on the Premises; or

(b)

that any underground or above-ground site of historic or current mining operations on the Premises could cause or constitute a release or threat of release of hazardous substances into the environment; or

(c)

that any part of the Premises has been included or proposed for inclusion on the National Priorities List (40 C.F.R. Section 300 App. B); or

(d)

that any part of the Premises has been studied or proposed for study by the Environmental Protection Agency and/or any state regulatory agency; or

(e)

that any site of historic or current mining, milling and/or smelting workings on the Premises is presently in such condition as to potentially raise liability to the past, present or future owner(s) and/or operator(s) of the Premises pursuant to the Comprehensive Environmental Response, Compensation and Liability Act and amending statutes ("CERCLA"); or

(f)

that any reclamation obligations for prior operations on the Premises

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are unsatisfied.

B.

Title Defects, Defense and Protection.  Lessee may at any time cause a title search to be made covering all or any part of the Premises.  Lessor shall provide Lessee with any abstracts and other evidences of title in Lessor's possession or control.  If, (1) in the opinion of Lessee, Lessor's title to all or any part of the Premises is defective or less than as represented in Section 4.A; or (2) Lessor's title is contested or questioned by any person or entity and Lessor is unable or unwilling to promptly correct the alleged defects, Lessee may, without obligation and without waiver of any remedies of Lessee, attempt to perfect or defend Lessor's title.  In that event, Lessor shall execute all documents and shall take such other actions as are reasonably necessary to assist Lessee in its efforts to perfect or defend Lessor's title, time being of the essence.  If title is less than represented in Section 4.A, then the costs and expenses of perfecting or defending title shall be a credit against subsequent payments to be made by Lessee to Lessor under this Agreement.  Any improvement or perfection of title to the Premises shall inure to the benefit of Lessee in the same manner and to the same extent as if such improvement or perfection had been made prior to the execution of this Agreement.

C.

Lesser Interest.  All payments payable to Lessor hereunder (including the Purchase Price) are based upon Lessor's warranted ownership of the entire undivided interest in minerals included within the boundaries of the Premises.  If Lessor is found to own less than 100% of the mineral interest in the Premises (i.e., if Lessor's interest is the same in all claims or parcels included in the Premises but less than 100%), then Lessor's actual interest shall be its actual percentage interest in the Premises.  If Lessor's interest varies as to separate portions of the Premises, then Lessor's actual interest shall be determined on a net acreage basis by multiplying the acreage in each distinct claim or parcel within the Premises by Lessor's fractional interest therein and then computing Lessor's interest on the net acres actually owned by Lessor as a proportion of the total acreage originally warranted to be owned by Lessor.  In either of such events, all payments payable to Lessor hereunder other than production royalty payments shall be reduced accordingly.  If Lessor's title to any of the Premises from which production is made is less than 100%, then the production royalty payable pursuant to Section 3.B shall be reduced to the same proportion as the undivided right and title actually owned by Lessor bears to the entire undivided right and title to the portion of the Premises from which such production is made.  Such reductions in payments shall not waive or eliminate any other rights or remedies Lessee may have in connection with the extent of Lessor's actual interest in the Premises.

D.

Patenting of Claims.  If the existing governmental moratorium on patenting of unpatented mining claims is discontinued, then upon request of Lessee at any time during the term of this Agreement, Lessor agrees to undertake to obtain a patent to any or all of the mining claims that are subject to this Agreement, as designated by Lessee.  Lessee shall prepare all documents, compile all data and comply in all respects with applicable law, all at the expense of Lessee.  Lessor shall execute any documents required for this purpose and shall cooperate fully with Lessee in the patent application, process and proceedings, time being of the essence.  If Lessor begins patent proceedings and Lessee thereafter requests Lessor to discontinue such proceedings or if this Agreement is terminated while patent proceedings are pending, Lessee shall have no further obligation with respect thereto except to pay any unpaid expenses accrued in such proceedings prior to its request to discontinue, or prior to termination, whichever comes first.

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E.

Conversion of Claims.  If during the term of this Agreement federal or state laws are changed or enacted to provide for some alternative basis for holding mining or mining-related rights in public lands, Lessee, in its sole and exclusive discretion, may make such location, filing or application for claim, license or permit in Lessor's name as may be required or permitted by such new or modified laws with respect to the ground covered by the Premises.  Lessor gives Lessee full power and authority as Lessor's attorney-in-fact to make such location, filing or application.  Any such claim, license or permit shall be subject to this Agreement.

5.  OBLIGATIONS OF LESSEE

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Protection from Liens.  Lessee shall keep title to the Premises free and clear from any liens, claims and encumbrances (other than liens for taxes not yet due and delinquent) arising from its operations hereunder.  Lessee shall pay for all labor performed upon or material furnished to the Premises at the request of Lessee and shall keep the Premises free and clear from liens of mechanics or materialmen in connection with services performed and material supplied at Lessee's request.  Lessee shall, however, have the right in good faith to contest the validity of any lien, claim or liability and shall not be required to remove any such lien, claim or liability so long as Lessee is contesting the validity or the amount thereof.  The foregoing provisions shall not restrict Lessee from placing a mortgage, trust deed or other lien upon its interest in the Premises for financing purposes.

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Indemnification and Insurance.  Lessee shall protect Lessor against any damages arising out of Lessee's operations on the Premises and shall indemnify Lessor against liability resulting from Lessee's operations on the Premises; provided, however, that Lessor or any agent acting on its behalf, or any breach of warranty by Lessor, shall not have been a contributing cause to the event giving rise to any such damages.  Lessee shall carry liability insurance with reasonable policy limits protecting Lessor against damages arising out of Lessee's operations on the Premises.

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Taxes and Assessments.  Except as provided below, Lessee shall pay promptly before delinquency all taxes and assessments that may be assessed during the term of this Agreement upon the Premises resulting from Lessee's activities and products derived therefrom.  However, Lessee shall always have the right to contest, in the courts or otherwise, either in its own name or in the name of Lessor, the validity or amount of any such taxes or assessments, or to take such other steps or proceedings as it may deem necessary to secure a cancellation, reduction, readjustment or equalization thereof, before it shall be required to pay such taxes or assessments.  Notwithstanding the foregoing, Lessee shall not permit any part of the Premises to be conveyed and title lost as the result of nonpayment of such taxes and assessments.  Lessee shall provide Lessor with copies of all receipts evidencing payment of such taxes and assessments.  If Lessor should receive tax bills or claims that are the responsibility of Lessee, Lessor shall promptly forward such bills or claims to Lessee for appropriate action.  Lessee shall pay the above-referenced taxes that are assessed from the Effective Date of this Agreement to its date of termination.  Nothing in this paragraph shall be construed to obligate Lessee to pay that portion of any tax based upon an assessment of improvements or structures made or placed on the Premises by Lessor.  Lessee shall not be liable for any taxes levied on or measured by Lessor's income or based upon payments made to Lessor by Lessee under this Agreement.

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Compliance with Laws and Regulations.  Lessee shall perform all of its operations

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on the Premises in a good and workmanlike manner and in compliance with all applicable federal, state and local laws and regulations pertaining to environmental protection, reclamation and bonding.  Specifically, Lessee shall comply with all permitting and other regulatory requirements set forth by the U.S. Bureau of Land Management, the U.S. Forest Service, the U.S. Environmental Protection Agency, and applicable state agencies.  Lessee shall have no obligations with respect to prior operations or preexisting conditions on the Premises.

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Right of Access to the Premises.  During the term of this Agreement Lessee shall allow Lessor and representatives of Lessor, at their sole risk and expense, access to the Premises for the purposes of viewing or inspecting Lessee's operations, at times which, in Lessee's discretion, do not unreasonably interfere with its operations.  Lessor and Lessor's representatives agree to indemnify, protect, save and hold harmless Lessee and its affiliated and direct and indirect parent corporations and their respective directors, partners, officers, employees, agents and corporate affiliates from and against any and all losses, costs, damages, expenses, attorney fees, claims, demands, liabilities, suits and actions of every kind and character that may be imposed upon or incurred by Lessee and its affiliated and direct and indirect parent corporations and their respective directors, partners, officers, employees, agents or corporate affiliates on account of, or arising directly or indirectly from, Lessor's rights under this Section 5.E.

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Delivery of Data.  Upon termination of this Agreement, Lessee shall furnish Lessor within a reasonable time and without warranty or liability one set of copies of all available noninterpretive data pertaining to the Premises and developed or prepared by or for Lessee, and shall authorize and permit Lessor to take possession of any available core derived from the Premises, whether or not such core is stored on the Premises; provided, however, that Lessee shall in no event be liable to Lessor for availability of or damage to any such core or for the accuracy, reliability or completeness of any data furnished to Lessor.  The provisions of this Section 5.F shall not apply if the Agreement is terminated pursuant to Lessee's exercise of its option to purchase the Premises.  Lessor shall assume all risks stemming from reliance upon such data by itself and by third parties after disclosure thereof by Lessor and shall indemnify and hold harmless Lessee as to any claims made by such third parties.

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Assessment Work and Maintenance Fees.  Commencing with the annual assessment work year beginning September 1, 2006 and subject to Lessee’s right under Section 6.B to terminate this Agreement as to all or a portion of the Premises, Lessee shall perform any required annual assessment work and make all payments required to maintain all unpatented mining claims included in the Premises (provided the same are still subject to this Agreement), and shall timely file with the Bureau of Land Management and record with the county in which said claims are located for each assessment year affidavits of labor, notices of intent to hold, and any other documents necessary to maintain said claims pursuant to state and federal law; provided, however, that Lessee shall not be required to undertake or compete such work or make such payments for the assessment year during which this Agreement is terminated (or for any subsequent assessment year) if termination occurs prior to July 1 of said assessment year.

H.

No Obligation to Mine.  Subject to Section 5.G, nothing in this Agreement shall impose any obligation or covenant, express or implied, upon Lessee to conduct any exploration, development or mining operations upon the Premises, it being the intent of the Parties that Lessee shall have sole discretion to determine the technical and economic feasibility, timing, method,

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manner and rate of conducting any such operations.  Only the express duties and obligations provided under this Agreement shall be binding upon Lessee.  The nature, manner and extent of all exploration, development, mining and other operations, if any, shall be matters to be determined solely within the discretion of Lessee.

6.  TERMINATION

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Termination by Lessor.  In the event Lessor considers that Lessee has not complied with any obligation hereunder, Lessor shall notify Lessee setting out specifically in what respect it is claimed that Lessee has breached this Agreement.  If the alleged breach is not cured within 60 days after notice is given, or if Lessee has not within that time either commenced to cure the alleged breach and does not thereafter diligently complete such cure, or challenges the legitimacy of the allegation, Lessor may terminate this Agreement by delivering to Lessee written notice of such termination; provided, however, that in the event Lessee challenges the legitimacy of the allegation, Lessee may give written notice to Lessor within such 60-day period setting forth such fact.  If Lessor gives written notice within 15 days of Lessee's notice that Lessor rejects Lessee's position, then this Agreement shall not be terminable by Lessor until there is a final judicial determination by a court of competent jurisdiction that a default exists and shall not be terminated thereafter if Lessee shall satisfy such judgment within 30 days following its entry (or if an appeal of such judgment is taken, following its affirmation by the highest court to which such an appeal is made).  Failure of Lessor to give such notice shall constitute agreement by Lessor that Lessee is not in default.  Lessor shall not be entitled to terminate this Agreement for any default which by its nature is not retroactively curable if Lessee has used its best efforts to cure such a default to the extent practical or if Lessee has paid Lessor damages for such default where damages are an appropriate remedy.  Lessor shall have no right to terminate this Agreement except as expressly provided in this Section 6.A, and termination of this Agreement shall be the sole remedy of Lessor.  Neither the service of any notice nor the performance of any acts by Lessee intended to meet any such alleged breach shall be deemed an admission or presumption that Lessee has failed to perform all of its obligations under this Agreement.  Notwithstanding the foregoing provisions of this Section 6.A, this Agreement may not be terminated, in whole or in part, by less than all the individuals and/or entities included within the term "Lessor."

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Termination by Lessee.  Lessee shall have the right to terminate this Agreement at any time with respect to all or any part of the Premises by giving Lessor written notice of such termination.  Partial termination shall not cause a reduction in the payments prescribed in Section 3.A or in the Purchase Price established in Section 11.A.  Upon such termination, all right, title and interest of Lessee under this Agreement shall terminate with respect to the Premises affected.  Lessee shall be relieved of all further obligations set forth in this Agreement as to the Premises affected except those obligations, if any, which have accrued prior to such termination.  Subject to the provisions of Section 5.G, any taxes, assessments and governmental charges for which Lessee was responsible prior to termination shall be prorated as of the termination date.  Exercise by Lessee of its option to purchase the Premises shall constitute a termination of this Agreement by Lessee as to all of the Premises.

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Release.  Following termination of this Agreement, as to all or a part of the Premises, Lessee shall promptly deliver to Lessor a fully executed release of this Agreement, in recordable form, as to those of the Premises that are affected, if so requested by Lessor.  The

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provisions of this Section 6.C shall not apply to termination through exercise of Lessee’s option to purchase the Premises.

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Reclamation; Removal of Property.  Upon termination of this Agreement, Lessee shall have a continuing right to enter upon the Premises to complete required reclamation.  Lessee shall have a period of one year after the date of termination in which to enter upon and remove from the Premises all of its machinery, buildings, structures, facilities, equipment and other property of every nature and description erected, placed or situated thereon, except foundations of a permanent nature and supports, track and pipe placed in shafts, drifts or openings in the Premises.  Any property of Lessee not removed by the end of this one-year period shall become the property of Lessor; however, Lessee does not warrant the condition or safety of any such property.  Lessee shall have the right to keep a watchman on the Premises during this one-year period.  The provisions of this Section 6.D shall not apply to termination through exercise of Lessee’s option to purchase the Premises.

7.  LIENS

In the event that Lessor fails to promptly pay, when due, taxes, mortgages or other liens levied against the Premises and payable by Lessor, Lessee shall have the right (but not the obligation) to pay such past due amounts and, if Lessee does so, Lessee shall be subrogated to all the rights of the holders thereof and Lessor shall reimburse Lessee for all such payments and for all related costs and expenses paid or incurred by Lessee (including, without limitation, related attorney fees) within three months after the same are paid or incurred by Lessee.  Any payments due Lessor under this Agreement may be credited by reimbursements due Lessee under this Section.  The provisions of this Section shall survive termination of this Agreement.

8.  FORCE MAJEURE

Lessee shall not be liable for failure to perform any of its obligations, other than making payments due under Section 3, during any period in which performance is prevented, in whole or in part, by causes herein termed Force Majeure.  For purposes of this Agreement, the term "Force Majeure" shall include labor disputes; acts of God; action of the elements, including inclement weather, floods, slides, cave-ins, sinkholes, earthquakes and drought; laws, rules, regulations, orders, directives and requests of governmental bodies or agencies; delay, failure or inability of suppliers or transporters of materials, parts, supplies, services or equipment or by contractors' or subcontractors' shortage of, or inability to obtain, labor, transportation, materials, machinery, equipment, supplies, utilities or services; accidents; breakdown of equipment, machinery or facilities; judgments or orders of any court or agency; inability to obtain on reasonably acceptable terms or in reasonably acceptable time any public or private licenses, permits or other authorizations; curtailment or suspension of activities to remedy or avoid an actual or alleged, present or future violation of federal, state or local environmental standard; acts of war or conditions arising out of or attributable to war, whether declared or undeclared; riot; civil strife; fire; explosion; or any other cause whether similar or dissimilar to the foregoing, except for the inability to meet financial commitments.  If Lessee desires to invoke the provisions of this Section, Lessee shall give notice of the commencement of the circumstances giving rise to such Force Majeure.  The time for discharging Lessee's obligations with respect to the prevented performance, or the time within which Lessee must undertake or complete any activity, shall then be extended for

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the period of Force Majeure.

9.  NOTICES AND AGENTS

A.

Notices.  Any required notice or communication shall be in writing and shall be effective when personally delivered (including delivery by express courier service) to the following addresses or when addressed as follows and deposited, postage prepaid, and certified with return receipt requested, in the United States mail:

If to Lessor:

Dave Rowe

5900 Feedlot Road

Winnemucca, Nevada 89445

If to Lessee:

MGC Resources Inc.

Attn:  Alan Branham, President

2778 Spokane Creek Road

East Helena, Montana 59635

Either Party may, by notice to the other given as aforesaid, change its mailing address for future notices.

B.

Designation of Agent for Lessor.  Dave Rowe is hereby designated as Lessor’s agent to receive from Lessee all payments due or payable to Lessor under the terms of this Agreement and all such payments may be made payable to Dave Rowe and tendered by mailing or delivering the same to his address as set forth in Section 9.A above.  Lessee shall have no obligation to allocate or apportion any payment made hereunder among the parties constituting Lessor, it being said agent’s obligation to properly do so after payment is made to the agent by Lessee.  The parties constituting Lessor, by their execution of this Agreement, consent to the payment provisions set forth herein.  All data required of Lessee under this Agreement shall likewise be provided to said agent, who in turn shall be responsible for disbursing said data among the parties constituting Lessor as those parties may see fit.  Any change in said agent shall be effective only if made in writing and signed by each of the persons constituting Lessor.  In the event of any dispute among multiple owners and/or payees concerning entitlement to such payments, Lessee may tender its payments into an escrow account for the benefit of such persons as may be entitled thereto at a bank of Lessee’s choice located in the county in which the Premises are situated, and notify such persons that such an account has been established, with the costs of establishing and maintaining the escrow account deductible from Lessee’s payments.  Such escrowed payments shall be deemed to be a sufficient tender of payment by Lessee for all purposes hereunder.

C.

Payments After a Transfer of Interest.  In the event payments should be made to other parties because of any authorized transfer of the interest of any of the persons constituting Lessor, payments tendered to Lessor's designated agent, or to the party making the transfer if only one party constitutes Lessor, shall conclusively be deemed payment to the transferee until Lessee receives notice and evidence satisfactory to it from both the agent (if applicable) and the transferor that the transferor's interest has been transferred and that payments should be made to the transferee or the transferee’s designated agent.

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10.  CONFIDENTIALITY

Lessor shall not, without the express written consent of Lessee, disclose any information concerning the terms of this Agreement or operations conducted under this Agreement (except information and data that is generally available to the public), nor issue any press releases concerning such information.  However, if Lessor contemplates transferring its interest to a third party, it shall have the right to disclose such information to that party if it first obtains an agreement in writing from such third party, satisfactory to Lessee after review in advance, providing that the third party shall hold confidential the information furnished to it.

11.  OPTION TO PURCHASE PREMISES

A.

Grant of Option.  Lessor hereby grants to Lessee and its successors and assigns, while this Agreement remains in effect, the sole and exclusive option (the “Option”) to purchase the Premises for a total purchase price of Six Hundred Thousand Dollars ($600,000.00) (the "Purchase Price").  Lessee shall be entitled to a credit against the Purchase Price for all amounts previously paid under the provisions of Sections 3.A and 3.B above.  Exercise of the Option shall terminate Lessee’s obligation to make any further royalty payments under Section 3.B.

B.

Exercise of Option.  Lessee may exercise the Option by giving Lessor written notice thereof at any time while this Agreement is still in effect.  Exercise of the Option shall be effective upon delivery of said notice, as provided in Section 9.A.  Upon exercise of the Option by Lessee, the Parties shall be bound to complete the closing of the sale of the Premises to Lessee as provided herein.  The notice shall specify a time and place for closing the sale and purchase of the Premises.  The closing shall be held not more than 30 days from the date of the notice, at a time and place reasonably convenient to the Parties.  At the closing, Lessor shall execute and deliver to Lessee a good and sufficient deed acceptable to Lessee, in recordable form, in which Lessor will grant to Lessee title to the Premises free and clear of all liens, encumbrances, reservations, restrictions and other exceptions to title arising by, through or under Lessor.  Upon delivery to Lessee of the deed, Lessee shall pay and deliver to Lessor the balance of the Purchase Price still due (if any) after deducting the amounts provided for in Section 11.A.  Upon completion of the closing, this Agreement, and all rights and obligations of the Parties hereunder, shall terminate, except such rights and obligations hereunder as may then have accrued and remain unpaid or unsatisfied.

C.

Escrow of Deed.  Lessor will, at Lessee’s written request and at Lessee’s expense, provide an executed deed for deposit in escrow (with an escrow agent and subject to an escrow agreement reasonably acceptable to the Parties) for delivery upon exercise of the Option and payment of the balance of the Purchase Price in the event the Option is exercised by Lessee.

12.  MISCELLANEOUS

A.

Cooperation by Lessor.  Lessor shall execute all documents and otherwise cooperate with Lessee as needed in connection with the conduct of operations on the Premises, including the acquisition of governmental permits, post-mining reclamation approvals, water rights, and other rights and privileges related to operations on the Premises and reclamation thereof.  In that regard, Lessor agrees not to protest, challenge or otherwise oppose any water right or operational permit filings that Lessee may make to facilitate operations or proposed operations on or in connection

MGC 033.doc

with the Premises.

B.

Sharing of Data by Lessor.  Lessor shall, upon execution of this Agreement, provide or make available to Lessee any available technical and title information and drill core and other samples (such as cuttings, pulps, drill logs, assay results, feasibility reports, etc.) concerning the Premises which are in Lessor's possession or control.  Similarly, Lessor shall, as soon as possible, provide or make available to Lessee any such information and samples that Lessor may acquire subsequent to the execution of this Agreement, whether obtained personally or from third parties.

C.

Relationship of the Parties.  Nothing contained herein shall be deemed to constitute either Party, in its capacity as such, the partner, agent or legal representative of the other Party, or to create any partnership, mining partnership or other partnership relationship, or fiduciary relationship between them, for any purpose whatsoever.  Except as expressly provided in this Agreement, each Party shall have the free, unrestricted and independent right to engage in and receive the full benefits of any and all business endeavors of any sort whatsoever outside the Premises or outside the scope of this Agreement, whether or not competitive with the endeavors contemplated herein, without consulting the other or inviting or allowing the other therein.

D.

Transfers.  Lessor and Lessee and their respective successors shall have the right to assign or otherwise transfer their respective interests in this Agreement in whole or in part provided that the assignee agrees in writing to assume all, or a portion of all if applicable, obligations of Lessor or Lessee hereunder, as the case may be.  No such transfer shall be effective against the non-transferring Party until that Party receives written notice of the transfer in accordance with Section 9.A.

.

Binding Effect.  Subject to the provisions of Section 12.D above, the provisions of this Agreement shall inure to the benefit of and be binding upon the Parties and their respective heirs, executors, administrators, personal representatives, beneficiaries, successors and assigns.

.

Memorandum of Agreement.  This Agreement may be recorded at the election of Lessee.  Upon execution of this Agreement, the Parties shall also execute a short form of this Agreement (the "Memorandum of Mineral Lease Agreement and Option to Purchase") which shall be recorded in the office of the recorder of each county wherein all or part of the Premises are located.  The execution and recording of the Memorandum of Mineral Lease Agreement and Option to Purchase shall not limit, increase or in any manner affect any of the terms of this Agreement, or any rights, interests or obligations of the Parties.

.

Construction of Agreement.  This Agreement and its exhibit constitute the entire understanding of the Parties with respect to the Premises, all previous agreements, promises, representations, negotiations, writings and understandings between the Parties concerning the Premises being expressly rescinded.  Except for obligations of good faith and fair dealing, there are no terms or conditions, express or implied, other than herein stated.  This Agreement shall be subject to all valid and applicable provisions of statutory or common law, rules and regulations.  Should this Agreement or any of its provisions or operations be found to be contrary to any such valid law, rule or regulation, the latter shall be deemed to control and this Agreement shall be regarded as modified accordingly.  Subject to the preceding sentence, no modification or alteration of this Agreement shall be effective unless made in writing and executed by the Parties with the

MGC 033.doc

same formality as this Agreement.  Wherever the term "including" is used herein, it shall be deemed to mean "including without limitation," and wherever the phrase "shall include" is used herein, it shall mean "shall include without limitation."

.

Headings.  The headings used herein are for convenience only and shall be disregarded in construing and enforcing this Agreement.

.

Multiple Counterparts.  This Agreement may be executed in multiple counterparts and all counterparts taken together shall be deemed to constitute one and the same document.

.

Rule Against Perpetuities.  The Parties do not intend nor desire for this Agreement to violate the common law Rule Against Perpetuities or any analogous statutory provision or any other statutory or common law rule imposing time limits on the vesting or termination of estates in land.  If any provision of this Agreement does or would violate the Rule Against Perpetuities or any analogous statutory provision or any other statutory or common law rule imposing time limits on the vesting or termination of estates in land, then this Agreement shall not be deemed void or voidable, but shall be interpreted in such a way as to maintain and carry out the Parties' objectives to the fullest extent possible by law.

.

Applicable Law.  This Agreement shall be construed, interpreted and governed by the laws of the State of Nevada.

.

Attorney Fees.  In the event either Party brings any action or proceeding for damages or equitable relief against the other Party for an alleged breach or default of any provision of this Agreement to recover monies due or to enforce, protect or establish any right or remedy of either Party under this Agreement, the prevailing Party shall be entitled to recover as a part of such action or proceeding reasonable attorney fees and court costs.

.

Disputes.  Disputes or differences between the Parties shall not interrupt performance of this Agreement or the continuation of operations hereunder.  In the event of any dispute or difference, operations may be continued and payments may be made hereunder in the same manner as prior to such dispute or difference.  In case of suit, adverse claim, dispute or question as to the ownership of the Premises or production royalties, or any interest therein, Lessee may, in its sole discretion, deposit the payment (or the portion of the payment in dispute, if less than the whole payment is in dispute) into an escrow account and Lessee shall not be held in default in payment thereof until such suit, claim, dispute or question has been finally disposed of.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the dates set forth in the acknowledgements below, but effective as of the Effective Date.

Lessor:

“Dave Rowe”

DAVE ROWE

“Randall Stoeberl”

RANDALL STOEBERL

Lessee:

MGC RESOURCES INC., a Nevada

corporation

By _”Alan Branham”

Alan Branham, President

MGC 033.doc

STATE OF NEVADA

)

: ss.

COUNTY OF

)

On this ______ day of July, 2006, personally appeared before me, a Notary Public, DAVE ROWE, who acknowledged that he executed the above instrument.

[seal]

__________________________________________

NOTARY PUBLIC, residing in

__________________________________________

My commission expires:

_____________________

STATE OF NEVADA

)

: ss.

COUNTY OF

)

On this ______ day of July, 2006, personally appeared before me, a Notary Public, RANDALL STOEBERL, who acknowledged that he executed the above instrument.

[seal]

__________________________________________

NOTARY PUBLIC, residing in

__________________________________________

My commission expires:

_____________________

MGC 033.doc

STATE OF MONTANA

)

) ss.

COUNTY OF LEWIS AND CLARK

)

On this ______ day of July, 2006, personally appeared before me, a Notary Public, Alan Branham, the President of MGC RESOURCES INC., a Nevada corporation, who acknowledged that he executed the above instrument on behalf of said corporation.

[seal]

__________________________________________

NOTARY PUBLIC, residing in

__________________________________________

My commission expires:

_____________________

MGC 033.doc

EXHIBIT A

“Premises”

The following 97 unpatented lode mining claims located within Sections 5 and 6, Township 28 North, Range 35 East; Sections 25 and 36, Township 29 North, Range 34 East; and Sections 29, 30, 31 and 32, Township 29 North, Range 35 East; MDM, Pershing County, Nevada:

Claim Name

BLM Serial Number

Location Date

PS 1

(not yet filed)

April 20, 2006

PS 2

(not yet filed)

April 20, 2006

PS 3

(not yet filed)

April 20, 2006

PS 4

(not yet filed)

April 20, 2006

PS 5

(not yet filed)

April 20, 2006

PS 6

(not yet filed)

April 20, 2006

PS 7

(not yet filed)

April 20, 2006

PS 8

(not yet filed)

April 20, 2006

PS 9

(not yet filed)

April 20, 2006

PS 10

(not yet filed)

April 20, 2006

PS 11

(not yet filed)

April 20, 2006

PS 12

(not yet filed)

April 20, 2006

PS 13

(not yet filed)

April 20, 2006

PS 14

(not yet filed)

April 20, 2006

PS 15

(not yet filed)

April 20, 2006

PS 16

(not yet filed)

April 20, 2006

PS 17

(not yet filed)

April 20, 2006

PS 18

(not yet filed)

April 20, 2006

PS 19

(not yet filed)

April 20, 2006

PS 20

(not yet filed)

April 20, 2006

PS 21

(not yet filed)

April 20, 2006

PS 22

(not yet filed)

April 20, 2006

PS 23

(not yet filed)

April 20, 2006

PS 24

(not yet filed)

May 17, 2006

PS 25

(not yet filed)

May 17, 2006

PS 26

(not yet filed)

May 17, 2006

PS 27

(not yet filed)

May 17, 2006

PS 28

(not yet filed)

April 20, 2006

PS 29

(not yet filed)

April 20, 2006

PS 30

(not yet filed)

April 20, 2006

PS 31

(not yet filed)

April 20, 2006

PS 32

(not yet filed)

April 20, 2006

PS 33

(not yet filed)

April 20, 2006

PS 34

(not yet filed)

May 17, 2006

PS 35

(not yet filed)

May 17, 2006

PS 36

(not yet filed)

May 17, 2006

PS 37

(not yet filed)

May 17, 2006

MGC 033.doc

PS 38

(not yet filed)

May 17, 2006

PS 39

(not yet filed)

May 17, 2006

PS 40

(not yet filed)

May 17, 2006

PS 41

(not yet filed)

May 17, 2006

PS 42

(not yet filed)

April 20, 2006

PS 43

(not yet filed)

April 20, 2006

PS 44

(not yet filed)

April 20, 2006

PS 45

(not yet filed)

April 20, 2006

PS 46

(not yet filed)

April 20, 2006

PS 47

(not yet filed)

April 20, 2006

PS 48

(not yet filed)

April 20, 2006

PS 49

(not yet filed)

April 20, 2006

PS 50

(not yet filed)

April 20, 2006

PS 51

(not yet filed)

April 20, 2006

PS 52

(not yet filed)

April 20, 2006

PS 53

(not yet filed)

April 20, 2006

PS 54

(not yet filed)

April 20, 2006

PS 55

(not yet filed)

April 20, 2006

PS 56

(not yet filed)

April 20, 2006

PS 57

(not yet filed)

April 20, 2006

PS 58

(not yet filed)

April 20, 2006

PS 59

(not yet filed)

April 20, 2006

PS 60

(not yet filed)

April 20, 2006

PS 61

(not yet filed)

April 20, 2006

PS 62

(not yet filed)

April 20, 2006

PS 63

(not yet filed)

April 20, 2006

PS 64

(not yet filed)

April 20, 2006

PS 65

(not yet filed)

April 20, 2006

PS 66

(not yet filed)

April 20, 2006

PS 67

(not yet filed)

April 20, 2006

PS 68

(not yet filed)

April 20, 2006

PS 69

(not yet filed)

April 20, 2006

PS 70

(not yet filed)

April 20, 2006

PS 71

(not yet filed)

April 20, 2006

PS 72

(not yet filed)

April 20, 2006

PS 73

(not yet filed)

April 20, 2006

PS 74

(not yet filed)

April 20, 2006

PS 75

(not yet filed)

April 20, 2006

PS 76

(not yet filed)

April 20, 2006

PS 77

(not yet filed)

April 20, 2006

PS 78

(not yet filed)

April 20, 2006

PS 79

(not yet filed)

April 20, 2006

PS 80

(not yet filed)

April 20, 2006

PS 81

(not yet filed)

April 20, 2006

PS 82

(not yet filed)

April 20, 2006

PS 83

(not yet filed)

April 20, 2006

PS 84

(not yet filed)

April 20, 2006

MGC 033.doc

PS 85

(not yet filed)

April 20, 2006

PS 86

(not yet filed)

April 20, 2006

PS 87

(not yet filed)

April 20, 2006

PS 88

(not yet filed)

April 20, 2006

PS 89

(not yet filed)

April 20, 2006

PS 90

(not yet filed)

April 20, 2006

PS 91

(not yet filed)

April 20, 2006

PS 92

(not yet filed)

April 20, 2006

PS 93

(not yet filed)

April 20, 2006

PS 94

(not yet filed)

April 20, 2006

PS 95

(not yet filed)

April 20, 2006

PS 96

(not yet filed)

April 20, 2006

PS 97

(not yet filed)

April 20, 2006

MGC 033.doc